UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K/A

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported:)    April 24, 1996


                           FINANCIAL TRUST CORPORATION
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             (Exact name of registrant as specified in its charter)


        Pennsylvania                0-10756                   23-2229155
- ----------------------------     --------------           -----------------
(State or other jurisdiction      (Commission              (IRS Employer
 of incorporation)                 File Number)             Identification No.)

1415 Ritner Highway, P.O. Box 220, Carlisle, Pennsylvania      17013
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       (Address of principal executive offices)              (Zip Code)

Registrant's telephone number, including area code:   (717) 243-8003
                                                      ---------------

ITEM 1.   CHANGES IN CONTROL OF REGISTRANT
               Not Applicable

ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS
               Not Applicable

ITEM 3.   BANKRUPTCY OR RECEIVERSHIP
               Not Applicable

ITEM 4.   CHANGES IN REGISTRANTS CERTIFYING ACCOUNTANT

               (a) On April, 24, 1996, the Corporation's Board of Directors hired Beard & Company Inc., Certified Public Accountants with its principal office at One Park Plaza, P.O. Box 311, Reading, Pennsylvania, 19603, to replace Ernst & Young LLP as the Corporation's independent accountants for 1996.

               (b) In connection with the audits conducted by Ernst & Young LLP of the Corporation for each of the two fiscal years ended December 31, 1994 and 1995 and in the subsequent interim period, there were no disagreements with Ernst & Young LLP on any matters of accounting principles or practices, financial statement disclosure, or auditing scope and procedures which, if not resolved to the satisfaction of Ernst & Young LLP, would have caused Ernest & Young LLP to make reference to the matter in their report.

               (c) Ernst & Young LLP's report on the Corporation's consolidated financial statements for fiscal years 1994 and 1995 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. Ernst & Young LLP furnished a letter addressed to the Securities and Exchange Commission stating that they agree with the statements made by the registrant in response to this item. This letter is attached as Exhibit 16 under Item 7(c).

               (d) The decision to change accountants was recommended by the Audit Committee of the Board of Directors of Financial Trust Corp and unanimously approved by the Corporation's Board of Directors.

ITEM 5.   OTHER EVENTS
               Not Applicable.

ITEM 6.   RESIGNATIONS OF REGISTRANT'S DIRECTORS
               Not Applicable.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS
               (a) Not Applicable
               (b) Not Applicable
               (c) Exhibit 16 -- Ernst & Young LLP. Letter dated May 1, 1996

ITEM 8.   CHANGE IN FISCAL YEAR
               Not Applicable.

ITEM 7(c) Exhibit 16

Ernst & Young LLP           Central Pennsylvania Practice   Phone: 717-232-7575
                            300 Locust Court                Phone: 610-320-3600
                            212 Locust Street               Fax:   717-232-6797
                            Harrisburg, Pennsylvania 17101


May 1, 1996


Securities and Exchange Commission
450 Fifth Stree, N.W.
Washington, D.C. 20549


Gentlemen:

We have read Item 4 of Form 8-K dated April 30, 1996, of Financial Trust Corp. and are in agreement with the statements contained in paragraphs (b) and (c) therein. We have no basis to agree or disagree with other statements of the registrant contained therein.

                                                   Ernst & Young LLP



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                    Financial Trust Corporation
                                   -----------------------------------------
                                    (Registrant)


                                   By: /s/ Bradley S. Everly
                                      --------------------------------------
                                       (Signature)



May 6, 1996                        Bradley S. Everly
(Date)                             Senior Vice President and
                                   Chief Financial Officer